Exhibit 99.1
FOR IMMEDIATE RELEASE

MaxLinear, Inc. Announces Fourth Quarter and Fiscal Year 2023 Financial Results

•Net revenue of $125.4 million in Q4, GAAP gross margin of 54.7% and non-GAAP gross margin of 61.4%
•FY23 revenue of $693.3 million, GAAP gross margin of 55.6% and non-GAAP gross margin of 60.8%
Carlsbad, Calif. – January 31, 2024 – MaxLinear, Inc. (Nasdaq: MXL), a leading provider of radio frequency (RF), analog, digital and mixed-signal integrated circuits, today announced financial results for the fourth quarter and fiscal year ended December 31, 2023.

Fourth Quarter Financial Highlights
GAAP basis:
•Net revenue was $125.4 million, down 8% sequentially and down 57% year-over-year.
•GAAP gross margin was 54.7%, compared to 54.6% in the prior quarter, and 56.2% in the year-ago quarter.
•GAAP operating expenses were $110.3 million in the fourth quarter 2023, or 88% of net revenue, compared to $91.8 million in the prior quarter, or 68% of net revenue, and $122.2 million in the year-ago quarter, or 42% of net revenue.
•GAAP loss from operations was 33% of net revenue, compared to loss from operations of 13% of net revenue in the prior quarter, and income from operations of 14% of net revenue in the year-ago quarter.
•Net cash flow used in operating activities was $16.6 million, compared to net cash flow used in operating activities of $12.8 million in the prior quarter, and net cash flow provided by operating activities of $69.4 million in the year-ago quarter.
•GAAP diluted loss per share was $0.47, compared to diluted loss per share of $0.49 in the prior quarter, and diluted earnings per share of $0.38 in the year-ago quarter.
Non-GAAP basis:
•Non-GAAP gross margin was 61.4%. This compares to 60.8% in the prior quarter, and 59.6% in the year-ago quarter.
•Non-GAAP operating expenses were $75.7 million, or 60% of net revenue, compared to $75.1 million or 55% of net revenue in the prior quarter, and $78.5 million or 27% of net revenue in the year-ago quarter.
•Non-GAAP income from operations was 1% of net revenue, compared to 5% in the prior quarter, and 32% in the year-ago quarter.
•Non-GAAP diluted earnings per share was $0.01, compared to $0.02 in the prior quarter, and $1.07 in the year-ago quarter.
Fiscal Year 2023 Financial Highlights
•Net revenue was $693.3 million, down 38% over fiscal 2022.
•GAAP gross margin was 55.6%, down from 58.0% in the prior year, and non-GAAP gross margin was 60.8%, down from 61.6% the prior year.
•GAAP operating expenses were $423.9 million, or 61% of net revenue, compared to $469.5 million or 42% of net revenue in fiscal 2022, and non-GAAP operating expenses were $314.1 million, or 45% of net revenue, compared to $320.5 million or 29% of net revenue in the prior year.
•GAAP loss from operations was 6% of net revenue, compared to GAAP income from operations of 16% in fiscal 2022, and non-GAAP income from operations was 15.5% of net revenue, compared to 33.0% in the prior year.
•Net cash flow provided by operations of $43.4 million, compared to $388.7 million in fiscal 2022.
•GAAP diluted loss per share was $(0.91) compared to GAAP diluted earnings per share of $1.55 in the prior year, and non-GAAP diluted earnings per share was $1.10 compared to $4.23 in in fiscal 2022.

Management Commentary

In the fourth quarter, we delivered $125.4 million in revenues, with solid gross margin performance and positive cash flow. For 2023, revenues were $693.3 million, with wireless infrastructure continuing to be a highlight, growing 30% over the previous year.

“As we look ahead, we believe 2024 will be the start of an exciting period of growth and opportunity for MaxLinear. Market headwinds of the past year in broadband and connectivity are likely to become tailwinds over time when customer inventory rationalization winds down and incentive programs begin to provide new market stimulus. Most importantly, the investments we made in product innovations in wireless and optical datacenter network infrastructure, Wi-Fi, ethernet, and fiber broadband access gateways are beginning to open up new and significant revenue opportunities that are expected to drive our growth for many years to come,” commented Kishore Seendripu, Ph.D., Chairman and CEO.
First Quarter 2024 Business Outlook

The company expects net revenue in the first quarter of 2024 to be approximately $85 million to $105 million. The Company also estimates the following:
•GAAP gross margin of approximately 50.0% to 54.0%;
•Non-GAAP gross margin of approximately 59.5% to 62.5%;
•GAAP operating expenses of approximately $115 million to $125 million;
•Non-GAAP operating expenses of approximately $72 million to $78 million;
•GAAP and non-GAAP interest and other expense of approximately $1 million to $2 million; and
•GAAP and non-GAAP diluted share count of approximately 82.3 million each.

Webcast and Conference Call
MaxLinear will host its fourth quarter financial results conference call today, January 31, 2024 at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time). To access this call, dial US toll free: 1-877-407-3109 / International: 1-201-493-6798. A live webcast of the conference call will be accessible from the investor relations section of the MaxLinear website at https://investors.maxlinear.com, and will be archived and available after the call at https://investors.maxlinear.com until February 14, 2024. A replay of the conference call will also be available until February 14, 2024 by dialing US toll free: 1-877-660-6853 / International: 1-201-612-7415 and Conference ID#: 13743453.

Cautionary Note Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among others, statements concerning our future financial performance (including our current guidance for first quarter 2024 net revenue, and GAAP and non-GAAP amounts for each of the following: gross margins, operating expenses, interest and other expenses, and diluted share counts); our potential growth and revenue opportunities; changes in customer inventory and market stimulus from government incentive programs and their effects on the broadband and connectivity markets; and settlement of bonus awards for our 2023 performance period. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements and our future financial performance and operating results forecasts generally. Forward-looking statements are based on management’s current, preliminary expectations and are subject to various risks and uncertainties. In particular, our future operating results are substantially dependent on our assumptions about market trends and conditions. Additional risks and uncertainties affecting our business, future operating results and financial condition include, without limitation; risks relating to our terminated merger with Silicon Motion and related arbitration and class action complaint and the risks related to potential payment of damages; the effect of intense and increasing competition; impacts of global economic conditions; the cyclical nature of the semiconductor industry; a significant variance in our operating results and impact on volatility in our stock price, and our ability to sustain our current level of revenue, which has declined, and/or manage future growth effectively, and the impact of excess inventory in the channel on our customers’ expected demand for certain of our products; the geopolitical and economic tensions among the countries in which we conduct business; increased tariffs, export controls or imposition of other trade barriers; our ability to obtain or retain government authorization to export certain of our products or technology; risks related to the loss of, or a significant reduction in orders from major customers; costs of legal proceedings; information technology failures; a decrease in the average selling prices of our products; failure to penetrate new applications and markets; development delays and consolidation trends in our industry; inability to make substantial research and development investments; delays or expenses caused by undetected defects or bugs in our products; failure to timely develop and introduce new or enhanced products; order and shipment uncertainties; failure to accurately predict our future revenue and appropriately budget expenses; lengthy and expensive customer qualification processes; customer product plan cancellations; failure to maintain compliance with government regulations; failure to attract and retain qualified personnel; any adverse impact of rising interest rates on us, our customers, and our distributors and related demand; risks related to compliance with privacy, data protection and cybersecurity laws and regulations; risks related to conforming our products to industry standards; risks related to business acquisitions and investments; claims of intellectual property infringement; our ability to protect our intellectual property; risks related to security vulnerabilities of our products; use of open source software in our products; and failure to manage our relationships with, or negative impacts from, third parties.
In addition to these risks and uncertainties, investors should review the risks and uncertainties contained in our filings with the Securities and Exchange Commission (SEC), including our Current Reports on Form 8-K, as well as the information to be set forth under the caption "Risk Factors" in MaxLinear's Annual Report on Form 10-K for the year ended December 31, 2023. All forward-looking statements are based on the estimates, projections and assumptions of management as of January 31, 2024, and MaxLinear is under no obligation (and expressly disclaims any such obligation) to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.
Use of Non-GAAP Financial Measures

To supplement our unaudited consolidated financial statements presented on a basis consistent with GAAP, we disclose certain non-GAAP financial measures, including non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating expenses as a percentage of net revenue, non-GAAP income from operations as percentage of revenue, non-GAAP interest and other expenses, non-GAAP diluted earnings per share, and non-GAAP diluted share count. These supplemental measures exclude the effects of (i) stock-based compensation expense; (ii) accruals related to our performance-based bonus plan for 2023, which we currently intend to settle in shares of our common stock; (iii) accruals related to our performance-based bonus plan for 2022, which we settled in shares of common stock in 2023; (iv) amortization of purchased intangible assets; (v) research and development funded by others; (vi) acquisition and integration costs related to our acquisitions, including costs incurred related to the termination of the previously pending (now terminated) merger with Silicon Motion; (vii) impairment of intangible assets; (viii) severance and other restructuring charges; (ix) other non-recurring interest and other income (expenses), net attributable to acquisitions, including ticking fees paid to lenders following the termination of the previously pending (now terminated) merger with Silicon Motion; and (x) non-cash income tax benefits and expenses. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for the comparable GAAP financial measures. Non-GAAP financial measures are subject to limitations, and should be read only in conjunction with the company’s consolidated financial statements prepared in accordance with GAAP. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. We believe that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our GAAP results of operations.

We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of our performance.
We believe that non-GAAP financial measures can provide useful information to both management and investors by excluding certain non-cash and other one-time expenses that we believe are not indicative of our core operating results. Among other uses, our management uses non-GAAP measures to compare our performance relative to forecasts and strategic plans and to benchmark our performance externally against competitors. In addition, management’s incentive compensation will be determined in part using these non-GAAP measures because we believe non-GAAP measures better reflect our core operating performance.
The following are explanations of each type of adjustment that we incorporate into non-GAAP financial measures:
Stock-based compensation expense relates to equity incentive awards granted to our employees, directors, and consultants. Our equity incentive plans are important components of our employee incentive compensation arrangements and are reflected as expenses in our GAAP results. Stock-based compensation expense has been and will continue to be a significant recurring expense for MaxLinear. While we include the dilutive impact of equity awards in weighted average shares outstanding, the expense associated with stock-based awards reflects a non-cash charge that we exclude from non-GAAP net income.
Performance-based equity consists of accruals related to our executive and non-executive bonus programs, and have been excluded from our non-GAAP net income for all periods reported. Bonus payments for the 2022 performance periods were settled through the issuance of shares of common stock under our equity incentive plans in February 2023. We currently expect that bonus awards under our fiscal 2023 program will be settled in common stock in the first quarter of fiscal 2024.
Expenses incurred in relation to acquisitions include amortization of purchased intangible assets, acquisition and integration costs primarily consisting of professional and consulting fees, including costs incurred related to the termination of the previously pending (now terminated) merger with Silicon Motion; ticking fees paid to lenders following the termination of such merger which were recorded in other expense; and accretion of discount on contingent consideration to interest expense.
Research and development funded by others represents proceeds received under contracts for jointly funded R&D projects to develop technology that may be commercialized into a product in the future. Initially such proceeds may not yet be recognized in GAAP results if, pursuant to contract terms, the Company may be required to repay all or a portion of the funds provided by the other party under certain conditions. Management believes it is not probable that it will trigger such conditions. Once such conditions have been resolved, the proceeds are recognized in GAAP results, and accordingly, reversed from non-GAAP results.
Impairment losses are related to abandonment of acquired or purchased intangible assets.
Restructuring charges incurred are related to our restructuring plans which eliminate redundancies and primarily include severance and restructuring costs related to impairment of leased right-of-use assets or from exiting certain facilities.
Income tax benefits and expense adjustments are those that do not affect cash income taxes payable.
Reconciliations of non-GAAP measures for the historic periods disclosed in this press release appear below. Because of the inherent uncertainty associated with our ability to project future charges, we are also unable to predict their probable significance, particularly related to stock-based compensation and its related tax effects as well as potential impairments, a quantitative reconciliation is not available without unreasonable efforts and accordingly, in reliance on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K, we have not provided a reconciliation for non-GAAP guidance provided for the first quarter 2024.
About MaxLinear, Inc.
MaxLinear, Inc. (Nasdaq:MXL) is a leading provider of radio frequency (RF), analog, digital and mixed-signal integrated circuits for access and connectivity, wired and wireless infrastructure, and industrial and multi-market applications. MaxLinear is headquartered in Carlsbad, California. For more information, please visit www.maxlinear.com.
MXL is MaxLinear’s registered trademark. Other trademarks appearing herein are the property of their respective owners.

MaxLinear, Inc. Investor Relations Contact:
Leslie Green
Tel: +1 650-312-9060
lgreen@maxlinear.com

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended
	December 31, 2023	September 30, 2023	December 31, 2022
Net revenue	$125,353	$135,530	$290,586
Cost of net revenue	56,814	61,586	127,246
Gross profit	68,539	73,944	163,340
Operating expenses:
Research and development	65,250	66,306	73,724
Selling, general and administrative	34,384	25,402	44,472
Impairment losses	—	—	2,811
Restructuring charges	10,648	54	1,172
Total operating expenses	110,282	91,762	122,179
Income (loss) from operations	(41,743)	(17,818)	41,161
Interest income	1,781	1,736	70
Interest expense	(2,909)	(2,715)	(2,292)
Other income (expense), net	240	(22,721)	1,774
Total other income (expense), net	(888)	(23,700)	(448)
Income (loss) before income taxes	(42,631)	(41,518)	40,713
Income tax provision (benefit)	(4,131)	(1,689)	9,633
Net income (loss)	$(38,500)	$(39,829)	$31,080
Net income (loss) per share:
Basic	$(0.47)	$(0.49)	$0.40
Diluted	$(0.47)	$(0.49)	$0.38
Shares used to compute net income (loss) per share:
Basic	81,681	81,249	78,649
Diluted	81,681	81,249	82,406

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)

	Year Ended
	December 31, 2023	December 31, 2022
Net revenue	$693,263	$1,120,252
Cost of net revenue	307,600	470,483
Gross profit	385,663	649,769
Operating expenses:
Research and development	269,504	296,442
Selling, general and administrative	132,156	168,008
Impairment losses	2,438	2,811
Restructuring charges	19,786	2,265
Total operating expenses	423,884	469,526
Income (loss) from operations	(38,221)	180,243
Interest income	6,053	245
Interest expense	(10,702)	(9,768)
Other income (expense), net	(20,940)	3,478
Total other income (expense), net	(25,589)	(6,045)
Income (loss) before income taxes	(63,810)	174,198
Income tax provision	9,337	49,158
Net income (loss)	$(73,147)	$125,040
Net income (loss) per share:
Basic	$(0.91)	$1.60
Diluted	$(0.91)	$1.55
Shares used to compute net income (loss) per share:
Basic	80,719	78,039
Diluted	80,719	80,852

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended
	December 31, 2023	September 30, 2023	December 31, 2022
Operating Activities
Net income (loss)	$(38,500)	$(39,829)	$31,080
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization and depreciation	16,593	17,014	18,825
Impairment losses	—	—	2,811
Amortization of debt issuance costs and accretion of discount on debt and leases	703	685	513
Stock-based compensation	16,413	5,118	23,550
Deferred income taxes	(10,954)	(2,384)	133
Loss on disposal of property and equipment	—	16	3
Gain on sale of investments	(434)	—	(3,375)
Unrealized holding (gain) loss on investments	(2,152)	5,876	58
(Gain) loss on settlement of pension	—	(1,008)	—
(Gain) loss on foreign currency and other	2,335	(13)	1,416
Excess tax (benefits) deficiencies on stock based awards	276	769	(219)
Changes in operating assets and liabilities:
Accounts receivable, net	(12,363)	(2,398)	7,101
Inventory	15,034	11,210	5,426
Prepaid expenses and other assets	887	(4,563)	(2,168)
Accounts payable, accrued expenses and other current liabilities	(11,514)	9,347	(16,574)
Accrued compensation	932	4,914	9,816
Accrued price protection liability	3,474	(11,995)	(3,394)
Lease liabilities	(2,780)	(2,882)	(2,955)
Other long-term liabilities	5,477	(2,669)	(2,690)
Net cash provided by (used in) operating activities	(16,573)	(12,792)	69,357
Investing Activities
Purchases of property and equipment	(1,274)	(1,927)	(16,628)
Purchases of intangible assets	(157)	(674)	(744)
Cash used in acquisitions, net of cash acquired	(940)	—	—
Sales of trading securities	17,198	—	—
Net cash provided by (used in) investing activities	14,827	(2,601)	(17,372)
Financing Activities
Payment of debt commitment fees	—	(18,325)	—
Repayment of debt	—	—	(50,000)
Net proceeds from issuance of common stock	1,391	92	1,792
Minimum tax withholding paid on behalf of employees for restricted stock units	(220)	(3,232)	(369)
Net cash provided by (used in) financing activities	1,171	(21,465)	(48,577)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	779	(633)	2,456
Increase (decrease) in cash, cash equivalents and restricted cash	204	(37,491)	5,864
Cash, cash equivalents and restricted cash at beginning of period	188,152	225,643	182,493
Cash, cash equivalents and restricted cash at end of period	$188,356	$188,152	$188,357

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Year Ended
	December 31, 2023	December 31, 2022
Operating Activities
Net income (loss)	$(73,147)	$125,040
Adjustments to reconcile net income (loss) to cash provided by operating activities:
Amortization and depreciation	71,516	80,731
Impairment losses	2,438	2,811
Amortization of debt issuance costs and accretion of discount on debt and leases	2,561	1,975
Stock-based compensation	55,176	81,704
Deferred income taxes	(4,452)	23,454
Loss on disposal of property and equipment	2,057	170
Gain on sale of investments	(434)	(3,375)
Unrealized holding loss on investments	1,765	1,476
Impairment of leased right-of-use assets	—	462
(Gain) loss on settlement of pension	(1,008)	—
(Gain) loss on foreign currency	2,475	(1,829)
Excess tax benefits on stock-based awards	(253)	(9,921)
Changes in operating assets and liabilities:
Accounts receivable, net	1,406	(50,875)
Inventory	60,636	(28,841)
Prepaid expenses and other assets	(9,328)	1,789
Accounts payable, accrued expenses and other current liabilities	(29,431)	65,815
Accrued compensation	9,708	42,003
Accrued price protection liability	(41,562)	73,574
Lease liabilities	(11,671)	(11,440)
Other long-term liabilities	4,920	(5,997)
Net cash provided by operating activities	43,372	388,726
Investing Activities
Purchases of property and equipment	(13,454)	(41,253)
Purchases of intangible assets	(6,355)	(11,184)
Cash used in acquisitions, net of cash acquired	(13,324)	—
Proceeds loaned under notes receivable	—	(10,000)
Purchases of investments	—	(29,325)
Sales of trading securities	17,198	—
Net cash used in investing activities	(15,935)	(91,762)
Financing Activities
Payment of debt commitment fees	(18,325)	—
Repayment of debt	—	(185,000)
Net proceeds from issuance of common stock	4,559	5,006
Minimum tax withholding paid on behalf of employees for restricted stock units	(12,590)	(28,896)
Repurchase of common stock	—	(31,511)
Net cash used in financing activities	(26,356)	(240,401)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(1,082)	56
Increase (decrease) in cash, cash equivalents and restricted cash	(1)	56,619
Cash, cash equivalents and restricted cash at beginning of period	188,357	131,738
Cash, cash equivalents and restricted cash at end of period	$188,356	$188,357

MAXLINEAR, INC.
UNAUDITED GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 31, 2023	September 30, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$187,288	$187,028	$187,353
Short-term restricted cash	1,051	1,105	982
Short-term investments	—	14,612	18,529
Accounts receivable, net	170,619	158,232	170,971
Inventory	99,908	114,942	160,544
Prepaid expenses and other current assets	29,159	32,688	24,745
Total current assets	488,025	508,607	563,124
Long-term restricted cash	17	19	22
Property and equipment, net	66,431	69,484	79,018
Leased right-of-use assets	31,264	32,647	28,515
Intangible assets, net	73,630	82,643	109,316
Goodwill	318,588	318,456	306,739
Deferred tax assets	69,493	59,121	66,491
Other long-term assets	32,809	32,810	26,800
Total assets	$1,080,257	$1,103,787	$1,180,025

Liabilities and stockholders’ equity
Current liabilities	$222,129	$232,910	$341,086
Long-term lease liabilities	26,243	28,017	23,353
Long-term debt	122,375	122,219	121,757
Other long-term liabilities	23,245	17,964	17,444
Stockholders’ equity	686,265	702,677	676,385
Total liabilities and stockholders’ equity	$1,080,257	$1,103,787	$1,180,025

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS
(in thousands, except per share data)

	Three Months Ended
	December 31, 2023	September 30, 2023	December 31, 2022
GAAP gross profit	$68,539	$73,944	$163,340
Stock-based compensation	137	170	222
Performance based equity	17	19	175
Amortization of purchased intangible assets	8,332	8,332	9,325
Non-GAAP gross profit	77,025	82,465	173,062

GAAP R&D expenses	65,250	66,306	73,724
Stock-based compensation	(11,061)	(9,436)	(10,341)
Performance based equity	(1,918)	(2,288)	(8,205)
Research and development funded by others	(2,000)	(5,500)	(2,000)
Non-GAAP R&D expenses	50,271	49,082	53,178

GAAP SG&A expenses	34,384	25,402	44,472
Stock-based compensation	(5,215)	4,488	(12,988)
Performance based equity	(1,324)	(999)	(3,791)
Amortization of purchased intangible assets	(591)	(653)	(1,312)
Acquisition and integration costs	(1,799)	(2,172)	(1,069)
Non-GAAP SG&A expenses	25,455	26,066	25,312

GAAP impairment losses	—	—	2,811
Impairment losses	—	—	(2,811)
Non-GAAP impairment losses	—	—	—

GAAP restructuring expenses	10,648	54	1,172
Restructuring charges	(10,648)	(54)	(1,172)
Non-GAAP restructuring expenses	—	—	—

GAAP income (loss) from operations	(41,743)	(17,818)	41,161
Total non-GAAP adjustments	43,042	25,135	53,411
Non-GAAP income from operations	1,299	7,317	94,572

GAAP interest and other income (expense), net	(888)	(23,700)	(448)
Non-recurring interest and other income (expense), net	54	18,395	59
Non-GAAP interest and other income (expense), net	(834)	(5,305)	(389)

GAAP income (loss) before income taxes	(42,631)	(41,518)	40,713
Total non-GAAP adjustments	43,096	43,530	53,470
Non-GAAP income before income taxes	465	2,012	94,183

GAAP income tax provision (benefit)	(4,131)	(1,689)	9,633
Adjustment for non-cash tax benefits/expenses	4,177	1,891	(3,982)
Non-GAAP income tax provision	46	202	5,651

GAAP net income (loss)	(38,500)	(39,829)	31,080
Total non-GAAP adjustments before income taxes	43,096	43,530	53,470
Less: total tax adjustments	4,177	1,891	(3,982)
Non-GAAP net income	$419	$1,810	$88,532

Shares used in computing non-GAAP basic net income per share	81,681	81,249	78,649
Shares used in computing non-GAAP diluted net income per share	82,681	81,968	82,406
Non-GAAP basic net income per share	$0.01	$0.02	$1.13
Non-GAAP diluted net income per share	$0.01	$0.02	$1.07

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS
(in thousands, except per share data)

	Year Ended
	December 31, 2023	December 31, 2022
GAAP gross profit	$385,663	$649,769
Stock-based compensation	763	735
Performance based equity	111	569
Amortization of purchased intangible assets	35,102	39,288
Non-GAAP gross profit	421,639	690,361

GAAP R&D expenses	269,504	296,442
Stock-based compensation	(44,189)	(40,635)
Performance based equity	(7,568)	(28,463)
Research and development funded by others	(9,500)	(2,200)
Non-GAAP R&D expenses	208,247	225,144

GAAP SG&A expenses	132,156	168,008
Stock-based compensation	(10,224)	(40,335)
Performance based equity	(3,874)	(11,610)
Amortization of purchased intangible assets	(2,881)	(11,955)
Acquisition and integration costs	(9,286)	(8,711)
Non-GAAP SG&A expenses	105,891	95,397

GAAP impairment losses	2,438	2,811
Impairment losses	(2,438)	(2,811)
Non-GAAP impairment losses	—	—

GAAP restructuring expenses	19,786	2,265
Restructuring charges	(19,786)	(2,265)
Non-GAAP restructuring expenses	—	—

GAAP income (loss) from operations	(38,221)	180,243
Total non-GAAP adjustments	145,722	189,577
Non-GAAP income from operations	107,501	369,820

GAAP interest and other income (expense), net	(25,589)	(6,045)
Non-recurring interest and other income (expense), net	18,628	241
Non-GAAP interest and other income (expense), net	(6,961)	(5,804)

GAAP income (loss) before income taxes	(63,810)	174,198
Total non-GAAP adjustments	164,350	189,818
Non-GAAP income (loss) before income taxes	100,540	364,016

GAAP income tax provision	9,337	49,158
Adjustment for non-cash tax benefits/expenses	717	(27,317)
Non-GAAP income tax provision	10,054	21,841

GAAP net income (loss)	(73,147)	125,040
Total non-GAAP adjustments before income taxes	164,350	189,818
Less: total tax adjustments	717	(27,317)
Non-GAAP net income	$90,486	$342,175

Shares used in computing non-GAAP basic net income per share	80,719	78,039
Shares used in computing non-GAAP diluted net income per share	81,929	80,852
Non-GAAP basic net income per share	$1.12	$4.38
Non-GAAP diluted net income per share	$1.10	$4.23

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
AS A PERCENTAGE OF NET REVENUE

	Three Months Ended
	December 31, 2023	September 30, 2023	December 31, 2022
GAAP gross margin	54.7%	54.6%	56.2%
Stock-based compensation	0.1%	0.1%	0.1%
Performance based equity	—%	—%	0.1%
Amortization of purchased intangible assets	6.7%	6.2%	3.2%
Non-GAAP gross margin	61.4%	60.8%	59.6%

GAAP R&D expenses	52.1%	48.9%	25.4%
Stock-based compensation	(8.8)%	(7.0)%	(3.6)%
Performance based equity	(1.5)%	(1.7)%	(2.8)%
Research and development funded by others	(1.6)%	(4.1)%	(0.7)%
Non-GAAP R&D expenses	40.1%	36.2%	18.3%

GAAP SG&A expenses	27.4%	18.7%	15.3%
Stock-based compensation	(4.2)%	3.3%	(4.5)%
Performance based equity	(1.1)%	(0.7)%	(1.3)%
Amortization of purchased intangible assets	(0.5)%	(0.5)%	(0.5)%
Acquisition and integration costs	(1.4)%	(1.6)%	(0.4)%
Non-GAAP SG&A expenses	20.3%	19.2%	8.7%

GAAP impairment losses	—%	—%	1.0%
Impairment losses	—%	—%	(1.0)%
Non-GAAP impairment losses	—%	—%	—%

GAAP restructuring expenses	8.5%	—%	0.4%
Restructuring charges	(8.5)%	—%	(0.4)%
Non-GAAP restructuring expenses	—%	—%	—%

GAAP income (loss) from operations	(33.3)%	(13.2)%	14.2%
Total non-GAAP adjustments	34.3%	18.6%	18.4%
Non-GAAP income from operations	1.0%	5.4%	32.5%

GAAP interest and other income (expense), net	(0.7)%	(17.5)%	(0.2)%
Non-recurring interest and other income (expense), net	—%	13.6%	—%
Non-GAAP interest and other income (expense), net	(0.7)%	(3.9)%	(0.1)%

GAAP income (loss) before income taxes	(34.0)%	(30.6)%	14.0%
Total non-GAAP adjustments before income taxes	34.4%	32.1%	18.4%
Non-GAAP income before income taxes	0.4%	1.5%	32.4%

GAAP income tax provision (benefit)	(3.3)%	(1.3)%	3.3%
Adjustment for non-cash tax benefits/expenses	3.3%	1.4%	(1.4)%
Non-GAAP income tax provision	—%	0.2%	1.9%

GAAP net income (loss)	(30.7)%	(29.4)%	10.7%
Total non-GAAP adjustments before income taxes	34.4%	32.1%	18.4%
Less: total tax adjustments	3.3%	1.4%	(1.4)%
Non-GAAP net income	0.3%	1.3%	30.5%

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
AS A PERCENTAGE OF NET REVENUE

	Year Ended
	December 31, 2023	December 31, 2022
GAAP gross margin	55.6%	58.0%
Stock-based compensation	0.1%	0.1%
Performance based equity	—%	0.1%
Amortization of purchased intangible assets	5.1%	3.5%
Non-GAAP gross margin	60.8%	61.6%

GAAP R&D expenses	38.9%	26.5%
Stock-based compensation	(6.4)%	(3.6)%
Performance based equity	(1.1)%	(2.5)%
Research and development funded by others	(1.4)%	(0.2)%
Non-GAAP R&D expenses	30.0%	20.1%

GAAP SG&A expenses	19.1%	15.0%
Stock-based compensation	(1.5)%	(3.6)%
Performance based equity	(0.6)%	(1.0)%
Amortization of purchased intangible assets	(0.4)%	(1.1)%
Acquisition and integration costs	(1.3)%	(0.8)%
Non-GAAP SG&A expenses	15.3%	8.5%

GAAP impairment losses	0.4%	0.3%
Impairment losses	(0.4)%	(0.3)%
Non-GAAP impairment losses	—%	—%

GAAP restructuring expenses	2.9%	0.2%
Restructuring charges	(2.9)%	(0.2)%
Non-GAAP restructuring expenses	—%	—%

GAAP income (loss) from operations	(5.5)%	16.1%
Total non-GAAP adjustments	21.0%	16.9%
Non-GAAP income from operations	15.5%	33.0%

GAAP interest and other income (expense), net	(3.7)%	(0.5)%
Non-recurring interest and other income (expense), net	2.7%	—%
Non-GAAP interest and other income (expense), net	(1.0)%	(0.5)%

GAAP income (loss) before income taxes	(9.2)%	15.6%
Total non-GAAP adjustments	23.7%	16.9%
Non-GAAP income (loss) before income taxes	14.5%	32.5%

GAAP income tax provision	1.4%	4.4%
Adjustment for non-cash tax benefits/expenses	0.1%	(2.4)%
Non-GAAP income tax provision	1.5%	2.0%

GAAP net income (loss)	(10.6)%	11.2%
Total non-GAAP adjustments before income taxes	23.7%	16.9%
Less: total tax adjustments	0.1%	(2.4)%
Non-GAAP net income	13.1%	30.5%